EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Wintergreen Fund, Inc. (the “Fund”) does hereby certify, to the officer’s knowledge, that the report on Form N-CSR of the Fund for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund for the stated period.

Date: August 28, 2008	/s/ Simon D. Collier
Simon D. Collier
President & Principal Executive Officer

/s/ Simon D. Collier
Simon D. Collier
Treasurer & Principal Financial Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Fund for purposes of Section 18 of the Securities Exchange Act of 1934.